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                                                              Exhibit 10(aa)




                                FIRST AMENDMENT
                                       TO
                              CLEVELAND-CLIFFS INC
               VOLUNTARY NON-QUALIFIED DEFERRED COMPENSATION PLAN
              (as Amended and Restated Effective January 1, 1994)
              ---------------------------------------------------

         WHEREAS, Cleveland-Cliffs Inc ("Cleveland-Cliffs") established the Cleveland-Cliffs Inc Voluntary Non-Qualified Deferred Compensation Plan (the "Plan") to provide benefits for certain participants, which Plan was amended and restated effective January 1, 1994; and

         WHEREAS, Cleveland-Cliffs desires to amend the Plan;

         NOW, THEREFORE, effective as of the dates hereinafter set forth, Cleveland-Cliffs hereby amends the Plan to provide as follows:

                                     PART A
                                     ------

         Effective as of July 1, 1994, Section 2.15 of the Plan is amended to provide as follows:

                 "2.15    ELIGIBLE EMPLOYEE.  'Eligible Employee' means a
         senior corporate officer of the Company or a full-time salaried employee of an Employer who has a Management Performance Incentive Plan Salary Grade EX-28 or above."


                                     PART B
                                     ------

         Effective as of August 1, 1994, the Plan is amended in the following respects:

         1.      Section 2.12 of the Plan is amended to provide as follows:

                 "2.12    DEFERRAL ACCOUNT.  'Deferral Account' means the
         account maintained on the books of the Employer for the purpose of accounting for (i) the amount of Compensation that each Participant elects to defer under the Plan, (ii) an Employment Agreement Contribution (if any) made on behalf of a Participant, and (iii) the amount of interest credited thereto for each Participant pursuant to
         Article V."




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        2.      A new Section 2.17A is added to the Plan to provide as follows:

                 "2.17A   EMPLOYMENT AGREEMENT.  'Employment Agreement' means a
         written agreement between an Employer and an Eligible Employee that provides for the deferral of compensation, and that may also provide for vesting, the crediting of earnings and other terms and conditions with respect to such deferred compensation."

         3. A new Section 2.17B is added to the Plan to provide as follows:

                 2.17B "EMPLOYMENT AGREEMENT CONTRIBUTION. 'Employment Agreement Contribution' means any amount contributed to the Plan by an Employer pursuant to an Employment Agreement."

         4. The first sentence of Section 3.2 of the Plan is amended to provide as follows:

         "Participation in the Plan shall be limited to Eligible Employees who elect to participate in the Plan by filing a Participation Agreement with the Committee, or on whose behalf an Employment Agreement Contribution is made to the Plan by an Employer."

         5. Section 4.1 of the Plan is amended by adding the following sentence at the end thereof:

         "Notwithstanding the foregoing, any Employment Agreement Contribution shall be deferred in accordance with the terms of the Employment Agreement."

         6.      Section 4.3 of the Plan is amended to provide as follows:

                 "4.3     CREDITING DEFERRED COMPENSATION, MATCHING AMOUNTS AND
         EMPLOYMENT AGREEMENT CONTRIBUTIONS.    The amount of Compensation that
         a Participant elects to defer under the Plan shall be credited by the Employer to the Participant's Deferral Account semi-monthly. The amount of the Employment Agreement Contribution (if any) contributed for a Participant shall be credited by the Employer to the Participant's Deferral Account in accordance with the terms of the Employment Agreement. To the extent that the Employer is required to withhold any taxes or other amounts from a Participant's deferred Compensation or Employment Agreement Contribution pursuant to any state, federal or local law, such amounts shall be withheld from the Participant's Compensation before such amounts are credited hereunder. The Matching Amounts under the Plan for each Participant shall be credited by the Employer at the same time that matching contributions are allocated under the Savings Plan."

         7. Clause (ii) of Section 5.2 of the Plan is amended to provide as follows:

         " (ii)  the  Participant's  deferred Compensation,  Matching  Amounts
         and
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         Employment Agreement Contribution (if any) credited pursuant to
         Section 4.3 since the immediately preceding Determination Date and any earnings and/or income credited to such amounts pursuant to Sections
         5.1 and 5.3 as of such Determination Date, minus"

         8.      Section 5.5 of the Plan is amended to provide as follows:

                 "5.5     VESTING OF ACCOUNT.  Subject to the provisions of any
         Employment Agreement relating to an Employment Agreement Contribution (if any) a Participant shall be 100 percent vested in his or her Account at all times."

         9. The first sentence of Section 6.2 of the Plan is amended to provide as follows:

         "In the event that the Committee, upon written petition of a Participant, determines in its sole discretion, that the Participant has suffered an unforseeable financial emergency, the Employer shall pay to the Participant, as soon as practicable following such determination, an amount necessary to meet the emergency (the "Emergency Benefit"), but not exceeding the aggregate balance of such Participant's vested Deferral Account and Matching Account as of the date of such payment."



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         IN WITNESS WHEREOF, Cleveland-Cliffs Inc has executed this First
Amendment at Cleveland, Ohio, this 18th day of November, 1994.

                                       CLEVELAND-CLIFFS INC



                                       By /s/ R. F. Novak
                                          -------------------------------------
                                          Title: Vice President-Human Resources